                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                             ---------------------

                                 TRIMERIS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                                              56-1808663
(State of incorporation                                         (I.R.S. Employer
or organization)                                             Identification No.)

                             ---------------------

4727 UNIVERSITY DRIVE, SUITE 100
DURHAM, NORTH CAROLINA                                                     27707
(919) 419-6050                                                        (Zip code)
(Address of principal executive offices)


         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]:

Securities Act registration statement file number to which this form relates:
333-31109

Securities to be registered pursuant to section 12(b) of the Act:

                                                          Name of Each Exchange
Title of Each Class                                      on Which Each Class is
to be so Registered                                            to be Registered
-------------------                                      -----------------------
None                                                             Not applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)

Item 1.  DESCRIPTION OF REGISTRANTS SECURITIES TO BE REGISTERED

         For a description of the common stock, $.001 par value, of the Registrant (the "Common Stock") being registered hereunder reference is hereby made to the information under the heading "Description of Capital Stock -- Common Stock" of the Registrant's Prospectus forming a part of the Registrant's Registration Statement on Form S-1 (File No. 333-31109) filed with the Securities and Exchange Commission on July 11, 1997, including any amendments thereto (the "Registration Statement"). The aforementioned description in the Prospectus is hereby incorporated by reference herein and made a part of this registration statement.



Item 2.  EXHIBITS

         (1) Second Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

         (2) Form of Third Amended and Restated Certificate of Incorporation of the Registrant (to be filed with Secretary of State of Delaware upon completion of the Offering) (incorporated by reference to Exhibit 3.2 to the Registration Statement).

         (3)      Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.3 to the Registration Statement).

         (4) Form of Amended and Restated Bylaws of Registrant (to be adopted upon completion of the Offering) (incorporated by reference to Exhibit 3.4 to the Registration Statement).

         (5) Specimen certificate representing the Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on the behalf by the undersigned, thereto duly authorized.

Date:  September 30, 1997     TRIMERIS, INC.


                              By:      /s/ Matthew A. Megaro
                                       Matthew A. Megaro
                                       Chief Operating Officer, Chief Financial
                                       Officer, Executive Vice President and
                                       Secretary

                                  EXHIBIT INDEX


Exhibit
    No.                                                Exhibit


         (1) Second Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

         (2) Form of Third Amended and Restated Certificate of Incorporation of the Registrant (to be filed with Secretary of State of Delaware upon completion of the Offering) (incorporated by reference to Exhibit 3.2 to the Registration Statement).

         (3)      Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.3 to the Registration Statement).

         (4) Form of Amended and Restated Bylaws of Registrant (to be adopted upon completion of the Offering) (incorporated by reference to Exhibit 3.4 to the Registration Statement).

         (5) Specimen certificate representing the Common Stock (incorporated by reference to Exhibit 4.1 to the Registration Statement).